Subsequent Events - Additional Information (Details) - Subsequent Event - Merger Agreement - Endgame, Inc. $ in Millions	Jun. 05, 2019 USD ($)
Subsequent Event [Line Items]
Total purchase price	$ 234.0
Business combination, description of puchase price payment	The Company will pay the purchase price through (i) the issuance of ordinary shares, (ii) the repayment of Endgame’s outstanding indebtedness (expected to be approximately $14 million), (iii) the assumption of Endgame’s outstanding options, and (iv) a cash deposit to fund an expense fund for the fees and expenses of the Securityholder Representative. on a cash-free debt-free basis, subject to certain other customary adjustments.
Repayment of outstanding indebtedness	$ 18.0
Termination fee	$ 3.5